                                                                  Exhibit 10.395

This document prepared by,        MAXIMUM PRINCIPAL INDEBTEDNESS FOR TENNESSEE
and after recording return to:    TAX IS $3,442,100. TAX PREVIOUSLY PAID ON
                                  $11,423,300 AT BOOK T1621, PAGE 67 IN THE
Sandra L. Waldier                 MADISON COUNTY REGISTER'S OFFICE.
Bell, Boyd & Lloyd LLC
70 West Madison Street
Suite 3300
Chicago, Illinois 60602


                                                 Allstate Life Insurance Company
                                                      Allstate Insurance Company
                                                      Loan No. 122534 and 122541

                           AMENDMENT TO LOAN DOCUMENTS

          THIS AMENDMENT TO LOAN DOCUMENTS (the "Amendment") is made and entered into as of November 2, 2004, by and among INLAND WESTERN JACKSON COLUMNS, L.L.C., a Delaware limited liability company ("Borrower"), ALLSTATE LIFE INSURANCE COMPANY, an Illinois insurance corporation ("ALIC") and ALLSTATE INSURANCE COMPANY, an Illinois insurance company ("AIC", and together with ALIC, "Lender").

                                    RECITALS

     A. Lender has heretofore made a mortgage loan to Borrower in the aggregate principal amount of ELEVEN MILLION FOUR HUNDRED TWENTY THREE THOUSAND THREE HUNDRED DOLLARS ($11,423,300) (the "Loan"). The Loan is evidenced and secured by the following documents, each dated as of October 1, 2004: (i) a Mortgage Note (the "ALIC Note"), from Borrower to ALIC in the amount of $8,567,500, (ii) a Mortgage Note (the "AIC Note"), from Borrower to AIC in the amount of $2,855,800, (iii) a Deed of Trust, Assignment of Leases, Rents and Contracts, Security Agreement and Fixture Filing from Borrower to Lender, recorded on October 15, 2004 in Book T1621, Page 67 as Instrument No. 04019910 in the Register's Office of Madison County, Tennessee (the "Mortgage") that encumbers the real property described on Exhibit A attached hereto (the "Original Land") and other items of collateral, (iv) an Assignment of Rents and Leases from Borrower to Lender, recorded on October 15, 2004 in Book T1621, Page 120 as Instrument No. 04019911 in the Register's Office of Madison County, Tennessee (the "Assignment"), (v) a Letter Agreement dated as of October 1, 2004 (the "Letter Agreement") between Borrower and Lender, and (vi) certain other Related Agreements (all of the foregoing, as the same may be amended, modified or supplemented from time to time, and together with the Letter Agreement, the "Loan Documents"). Initially capitalized terms used but not defined herein shall have the meanings given in the Mortgage or the Letter Agreement.

     B. Pursuant to Paragraph 6 of the Letter Agreement, Lender has agreed to fund an additional advance in the amount of $3,442,100 (the "Phase II Advance") for the Phase II Property. The Phase II Advance is evidenced by (i) a Mortgage Note of even date herewith, from Borrower to ALIC in the amount of $2,581,550 (the "ALIC Phase II Note") and (ii) a Mortgage Note of even date herewith from borrower to AIC in the amount of $860,550 (the "AIC Phase II Note") and is secured by a lien on the Phase II Property, which is more particularly described on EXHIBIT B attached hereto.

     C. Lender and Borrowers are entering into this Amendment to reflect certain agreements of the parties and to (i) reflect the increased amount of the Loan; (ii) add the Phase II Property as an encumbered parcel under the Mortgage; and (iii) add the ALIC Phase II Note and the AIC Phase II Note to the Notes which are secured by the Loan Documents.

                                   AGREEMENTS

               NOW THEREFORE, for and in consideration of the Recitals set forth above, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

     1. INCREASE IN LOAN. The principal amount of the Loan is hereby increased to FOURTEEN MILLION EIGHT HUNDRED SIXTY FIVE THOUSAND FOUR HUNDRED DOLLARS ($14,865,400). All references in the Loan Documents to the Loan or the Loan Amount shall be deemed references to the Loan in the maximum principal amount of $14,865,400.

     2. PHASE II PROPERTY. The Phase II Property is hereby added to and shall be a part of the Property. The lien of the Mortgage is hereby spread so as to encumber title to the real estate described in Exhibit B.

     3.   AMENDMENTS TO MORTGAGE. The Mortgage is hereby amended as follows:

     a. On the cover page, the Allocated Loan Amount of "$11,423,300" shall be deleted and the amount "$14,865,400" shall be inserted in its place.

     b. Section (A) on page 4 is deleted and the following inserted in its place:

          "(A) The repayment of the indebtedness evidenced by (1) that certain Mortgage Note (the "ALIC Note") of even date herewith with a maturity date of May 1, 2009, executed by Trustor and payable to the order of ALIC, in the principal sum of EIGHT MILLION FIVE HUNDRED SIXTY SEVEN THOUSAND FIVE HUNDRED DOLLARS ($8,567,500), with interest thereon as provided therein and all late charges, loan fees, commitment fees, Prepayment Premium (as described in the ALIC Note), and all extensions, renewals, modifications, amendments and replacements of the ALIC Note, (2) that certain Mortgage Note (the "AIC Note") of even date herewith with a maturity date of May 1, 2009, executed by Trustor and payable to the order of AIC, in the principal sum of TWO MILLION EIGHT HUNDRED FIFTY FIVE THOUSAND EIGHT HUNDRED DOLLARS ($2,855,800), with interest thereon as provided therein and all late charges, loan fees, commitment fees, Prepayment Premium (as described in the AIC Note), and all extensions, renewals, modifications, amendments and replacements of the AIC Note, (3) that certain Mortgage Note (the "ALIC Phase II Note") dated as of November 2, 2004 with a maturity date of May 1, 2009, executed by Trustor and payable to the order of ALIC, in the principal sum of TWO MILLION FIVE HUNDRED EIGHTY ONE THOUSAND FIVE HUNDRED FIFTY DOLLARS ($2,581,550), with interest thereon as provided therein and all late charges, loan fees, commitment fees, Prepayment Premium (as described in the ALIC Phase II Note), and all extensions, renewals, modifications, amendments and replacements of the ALIC Phase II Note, and (4) that certain Mortgage Note (the "AIC Phase II Note" and, together with the ALIC Note, the AIC Note and the ALIC Phase II Note, the "Note" or the "Notes") dated as of November 2, 2004 with a maturity date of May 1, 2009, executed by Trustor and payable to the order of AIC, in the principal sum of EIGHT HUNDRED SIXTY THOUSAND FIVE HUNDRED FIFTY DOLLARS ($860,550), with interest thereon as provided therein and all late charges, loan fees, commitment fees, Prepayment Premium (as described in the AIC Phase II Note), and all extensions, renewals, modifications, amendments and replacements of the AIC Phase II Note."

     c. Exhibit A attached to the Mortgage is amended by adding the real property described in Exhibit B attached hereto, so as to spread the lien of the Mortgage to encumber title to the Phase II Property.

     4. AMENDMENT TO THE ASSIGNMENT. The Assignment is hereby amended as follows:

     a.   Recital B is deleted and the following inserted in its place:

          "B. Assignee has loaned to Assignor the aggregate principal sum of $14,865,400 ("Loan") which loan is evidenced by four Mortgage Notes of even date herewith, two payable to ALIC in the principal amounts of $8,567,500 and $2,581,550, respectively and two payable to AIC in the principal amounts of $2,855,800 and $860,550, respectively (said notes and any and all renewals, modifications and extensions thereof collectively referred to as the "Note")."

     b. Exhibit A attached to the Assignment is amended by adding the real property described in Exhibit B attached hereto, so as to spread the lien of the Assignment to encumber title to the Phase II Property.

     5. REFERENCES TO OTHER INSTRUMENTS OR DOCUMENTS. All references, if any, in the Loan Documents to the Property, the amount of the Loan, the Notes, or the debt secured by the applicable instrument shall be deemed to be references to the Property, the amount of the Loan, the Notes or the debt secured as amended and modified by this Amendment.

     6. REPRESENTATIONS AND WARRANTIES. Borrowers hereby jointly and severally represent and warrant to Lender as follows:

     (a) The representations and warranties in the Loan Documents are true and correct as of the date hereof.

     (b) There is no uncured Event of Default or event which, with notice or the passage of time, or both, could result in an Event of Default under any of the Loan Documents.

     (c) The Loan Documents are in full force and effect and, following the execution and delivery of this Amendment, they continue to be the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms (as amended by this Amendment).

     (d) There has been no material adverse change in the financial condition of Borrower or any other party whose financial statement has been delivered to Lender in connection with the Loan from the date of the most recent financial statement received by Lender.

     (e) There is no material adverse change in the financial condition of any major tenant(s) in the Property or in the physical condition of the Property.

     (f) As of the date hereof, Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents (as amended by this Amendment).

     (g) Borrower is validly existing and in good standing under the laws of the State of their formation or organization and are in good standing under the laws of the State in which the Property is located and has the requisite power and authority to execute and deliver the ALIC Phase II Note, the AIC Phase II Note and this Amendment, and to perform the Loan Documents (as amended by this Amendment). The execution and delivery of the ALIC Phase II Note, the AIC Phase II Note and this Amendment, and the performance of the Loan Documents (as amended by this Amendment) have been duly authorized by all requisite action by or on behalf of Borrower.

     The representations and warranties made herein are all made as of the date hereof.

     7. FULL FORCE AND EFFECT. After giving effect to this Amendment, the Mortgage and the other Loan Documents are in good standing and remain in full force and effect as so amended.

     8. SUCCESSORS AND ASSIGNS. The terms and provisions of this Amendment and the Loan Documents, as amended, shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower shall not have the right to assign its rights hereunder (except as may be expressly provided in the Loan Documents), because Lender is relying upon Borrower's expertise, business reputation and special ability to own and operate the Property.

     9. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which when taken together shall constitute one and the same agreement.

     10. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Tennessee.

     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first above written.

                               BORROWER:

                               INLAND WESTERN JACKSON COLUMNS, L.L.C.,
                               a Delaware limited liability company

                               By:  INLAND WESTERN RETAIL REAL ESTATE
                                    TRUST, INC., a Maryland corporation,
                                    Its sole member

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------
                                    Its:  Asst Secretary
                                        ----------------------------------

                               LENDER:

                               ALLSTATE LIFE INSURANCE COMPANY,
                               an Illinois insurance corporation

                               BY: /s/ Louise J Walton
                                  ----------------------------------------

                               BY: /s/ Heather Kracik
                                  ----------------------------------------
                                  Its Authorized Signatories

                               ALLSTATE INSURANCE COMPANY,
                               an Illinois insurance corporation

                               BY: /s/ Louise J Walton
                                  ----------------------------------------

                               BY: /s/ Heather Kracik
                                  ----------------------------------------
                                  Its Authorized Signatories

STATE OF ILLINOIS          )
                           ) SS.
COUNTY OF COOK             )

     I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that Debra O. Palmer, the Asst. Secretary of INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., a Maryland corporation, the sole member of INLAND WESTERN JACKSON COLUMNS, L.L.C., a Delaware limited liability company, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such officer he/she signed and delivered the said instrument as his/her free and voluntary act and deed and as the free and voluntary act and deed of said entities, for the uses and purposes therein set forth.

          GIVEN under my hand and notarial seal this 27th day of October, 2004.

 (SEAL)
                                                 /s/ Elizabeth A Irving
                                           -------------------------------------
                                                      Notary Public

                                                          [SEAL]

My commission expires:                            "OFFICIAL SEAL"
                                                ELIZABETH ANN IRVING
    11/14/2004                             NOTARY PUBLIC STATE OF ILLINOIS
                                           My Commission Expires 11/14/2004

STATE OF ILLINOIS        )
                         ) SS.
COUNTY OF COOK           )

          I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that Louise J. Walton and Heather Kracik, authorized signatories of ALLSTATE LIFE INSURANCE COMPANY, an Illinois corporation, personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such authorized signatories, they signed and delivered the aforesaid instrument as their free and voluntary act and deed, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

          GIVEN under my hand and notarial seal this 4th day of November, 2004.

(SEAL)

         OFFICIAL SEAL
       TERESA A. SPIEDEL                           /s/ Teresa A. Spiedel
NOTARY PUBLIC, STATE OF ILLINOIS           -------------------------------------
MY COMMISSION EXPIRES 7-11-2005                        Notary Public

My commission expires:
    7-11-2005


STATE OF ILLINOIS        )
                         ) SS.
COUNTY OF COOK           )

          I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that Louise J. Walton and Heather Kracik, authorized signatories of ALLSTATE INSURANCE COMPANY, an Illinois corporation, personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such authorized signatories, they signed and delivered the aforesaid instrument as their free and voluntary act and deed, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

          GIVEN under my hand and notarial seal this 4th day November, 2004.

[SEAL]

         OFFICIAL SEAL
       TERESA A. SPIEDEL                           /s/ Teresa A. Spiedel
NOTARY PUBLIC, STATE OF ILLINOIS           -------------------------------------
MY COMMISSION EXPIRES 7-11-2005                        Notary Public

My commission expires:
    7-11-2005

                                    EXHIBIT A

                              PROPERTY DESCRIPTION

PARCEL 1:

A parcel of land located in the City of Jackson, Madison County, Tennessee, being a portion of that property transferred unto Jackson Property Associates, GP by deed of record in Book 637, Page 647, in the Register's Office of Madison County, Tennessee, and being more particularly described as follows:

Commence at the point of intersection of the west right-of-way line of Vann Drive (65-foot right-of-way) with the south right-of-way line of Pleasant Plains Extended (65-foot right-of-way), if said right-of-way lines were extended to intersection; thence, South 13 degrees 26 minutes 51 seconds West, 525.86 feet, along the west right-of-way line of Vann Drive, to a survey nail found at the southeast corner of Lot 902-B, Section 9, Rushmeade Commercial Subdivision (Plat Book 10, Page 75) and the Point of Beginning; thence, South 13 degrees 26 minutes 51 seconds West, 42.70 feet, along the west right-of-way line of Vann Drive, to a survey nail in asphalt found at the northeast corner of Lot 23, Phase 3, Rushmeade Commercial Subdivision (Plat Book 7, Page 188); thence, North 76 degrees 33 minutes 09 seconds West, 237.50 feet, along the north line of Lot 23, to a 1/2-inch iron rod found; thence, South 13 degrees 26 minutes 51 seconds West, 99.02 feet, along the west line of Lot 23, to a 1/2-inch iron rod found at the northeast corner of Lot 1304, Section 13, Rushmeade Commercial Subdivision (Plat Book 10, Page 76); thence, with the north line of Lot 1304, North 76 degrees 33 minutes 09 seconds West, 620.74 feet, to a 1/2-inch iron rod found; thence, North 13 degrees 26 minutes 32 seconds East, 137.04 feet, to a 1/2-inch iron rod found; thence, North 02 degrees 07 minutes 40 seconds East, 442.52 feet, along a line parallel to and 105 feet east of the east line of Ridgemont Development Subdivision, to a 1/2-inch iron rod found; thence, North 14 degrees 10 minutes 21 seconds East, 98.92 feet, to a 1/2-inch iron rod found on the south line of Proposed Outparcel G; thence, along the south line of Proposed Outparcel G and division lines, South 87 degrees 42 minutes 38 seconds East,
95.67 feet, to a 1/2-inch iron rod found; thence, North 54 degrees 31 minutes 32 seconds East, 254.98 feet, to a 1/2-inch iron rod found on the southwest right-of-way line of Pleasant Plains Extended (65-foot right-of-way); thence, southeasterly along said right-of-way line, a distance of 348.04 feet along the arc of a curve to the left, said curve having a radius of 607.50 feet and a chord of South 50 degrees 36 minutes 11 seconds East, 343.30 feet, to a 1/2-inch iron rod found; thence, South 67 degrees 00 minutes 57 seconds East, 99.92 feet, along a south right-of-way line of Pleasant Plains Extended, to a 1/2-inch iron rod found at the northwest corner of Lot 902-A, Section 9, Rushmeade Commercial Subdivision (Plat Book 10, Page 75); thence, southwesterly, South 13 degrees 26 minutes 51 seconds West, 572.09 feet, along the west line of Lots 902-A and 902-B, to a 1/2-inch iron rod found; thence, South 76 degrees 33 minutes 09 seconds East, 275.21 feet, along the south line of Lot 902, to the Point of Beginning. Containing 11.36 acres of land.

The above described property being Lot 901, Section 9, Rushmeade Commercial Subdivision as recorded in Plat Book 10, Page 75, in the Register's Office of Madison County, Tennessee.

Together with easement rights pursuant to "The Columns Declaration of Restrictive Easements and Restrictions," of record in Trust Deed Book 1133, Page 848, in the Register's Office of Madison County, Tennessee, as amended by "The Columns First Amendment to Declaration of Restrictive Easements and Restrictions," of record in Trust Deed Book 1453, Page 582, in the Register's Office of Madison County, Tennessee.

Together with easement rights pursuant to "Assignment of Developer's Duties Under Declaration of Reciprocal Easements and Restrictions," of record in Trust Deed Book 1453, Page 656, in the Register's Office of Madison County, Tennessee.

Together with easement rights pursuant to "Reciprocal Easement and Operating Agreement," of record in Deed Book 637, Page 655, in the Register's Office of Madison County, Tennessee.

Together with easement rights pursuant to "Pylon Sign Easement" of record in Deed Book D655, Page 661, in the Register's Office of Madison County, Tennessee.

PARCEL 2:

Lot 1003, Section 10, Rushmeade Commercial Subdivision

A parcel of land located in the City of Jackson, Madison County, Tennessee, being a portion of that property conveyed by Quitclaim Deed from MFH Associates to Westside Venture as described in Deed Book 561, Page 817, and later developed as Lot 1003, Section 10, Rushmeade Commercial Subdivision (Plat Book 9, Page
313), all as recorded in the Register's Office of Madison County, Tennessee, and being more particularly described as follows:

Commence at a 1/2-inch iron rod set on the east right-of-way line of Vann Drive (65-foot right-of-way), said point being the northwest corner of Lot 4, Rushmeade Commercial Subdivision, Plat Book 7, Page 57, and the southwest corner of Lot 1001, Section 10, Rushmeade Commercial Subdivision (Plat Book 9, Page
313); thence, northerly along the east right-of-way line of Vann Drive, a distance of 195.43 feet along the arc of a curve to the left, said curve having a radius of 607.50 feet and a chord of North 22 degrees 39 minutes 49 seconds East, 194.59 feet, to a 1/2-inch iron rod set; thence, North 13 degrees 26 minutes 51 seconds East, 24.58 feet, along said right-of-way line, to a 1/2-inch iron rod set at a southwest corner of Lot 1003 and the TRUE POINT OF BEGINNING; thence, North 13 degrees 26 minutes 51 seconds East, 46.00 feet, along said right-of-way line, to a 1/2-inch iron rod set at the southwest corner of Lot 1002; thence, South 76 degrees 33 minutes 09 seconds East, 240.14 feet, along the south line of the Lot 1002, to a 1/2-inch iron rod set; thence, North 13 degrees 26 minutes 51 seconds East, 121.74 feet, along the east line of said Lot 1002, to a 1/2-inch iron rod set at the northerly-most corner of Lot 1003; thence, along the west line of Lot 1004, South 43 degrees 10 minutes 55 seconds East, 298.77 feet, to a 1/2-inch iron rod set; thence, South 46 degrees 49 minutes 05 seconds West, 40.89 feet, to a 1/2-inch iron rod set; thence, South 43 degrees 10 minutes 55 seconds East, 322.87 feet, to a 1/2-inch iron rod set on the west right-of-way line of U.S. Highway 45 By-Pass (variable width right-of-way); thence, South 41 degrees 39 minutes 15 seconds West, 7.41 feet, along said right-of-way line, to a 1/2-inch iron rod set; thence, South 69 degrees 56 minutes 05 seconds West, 295.83 feet, along the north right-of-way line of U.S. Interstate Highway No. 40 (300-foot right-of-way), to a 1/2-inch iron rod set at the northeast corner of Lot 4, Rushmeade

                                    EXHIBIT B

                                PHASE II PROPERTY

A parcel of land located in the City of Jackson, Madison County, Tennessee, being a portion of that property transferred unto Jackson Property Associates, GP by deed of record in Deed Book 637, Page 647, in the Register's Office of Madison County, Tennessee, and being more particularly described as follows:

TO FIND THE POINT OF BEGINNING, commence at a survey nail found in the west right-of-way line of Vann Drive (65-foot right-of-way) at the southeast corner of Lot 3, Rushmeade Commercial Subdivision, Phase 3 (Plat Book 7, Page 188), the northeast corner of Lot 1301, Rushmeade Commercial Subdivision, Section 13 (Plat Book 10, Page 76), said point being located in the centerline of 35-foot Mutual-Use, Non-Exclusive Ingress and Egress Utility and Drainage Easement as shown on Plat Book 7, Page 188-188A and Plat Book 10, Page 76; thence North 76 degrees 33 minutes 09 seconds West, 237.50 feet, leaving the west right of way of Vann Drive, with the centerline of said easement, the south line of Lot 3 and the north line of Lot 1301, to a survey nail found in the east line of Lot 1304, Rushmeade Commercial Subdivision, Section 13 (Plat Book 10, Page 7), the Point of Beginning of the property described herein; thence, south 13 degrees 26 minutes 51 seconds West, 106.83 feet, with the west line of Lot 1301, to a 1/2 inch iron rod found, the northeast corner of Lot 1303, Rushmeade Commercial Subdivision, Section 13 (Plat Book 10, Page 7); thence, North 76 degrees 33 minutes 09 seconds West, 322.99 feet, with the north line of Lot 1303, to a survey nail set, an exterior corner of Lot 1303; thence, South 13 degrees 26 minutes 51 seconds West, 36.63 feet, with a west line of Lot 1303, to a survey nail set, an interior corner of Lot 1303; thence, North 76 degrees 33 minutes 09 seconds West, 450.14 feet, with a north line of Lot 1303, to a 1/2 inch iron rod found in the east line of Lot 1305, Rushmeade Commercial Subdivision, Section 13 (Plat Book 10, Page 7), the northwest corner of Lot 1303; thence, North 20 degrees 30 minutes 17 seconds East, 4.48 feet, with the east line of Lot 1305, to a 1/2 inch iron rod found an interior corner of Lot 1305; thence, South 76 degrees 29 minutes 45 seconds East, 61.82 feet, with a south line of Lot 1305, to a 1/2 inch iron rod found, an exterior corner of Lot 1305; thence, North 58 degrees 30 minutes 15 seconds East, 28.28 feet, with an east line of Lot 1305, to a 1/2 inch iron rod found, an exterior of Lot 1305; thence North 13 degrees 30 minutes 15 seconds East, 200.79 feet, with an east line of Lot 1305, to a 112 inch iron rod found, an exterior corner of Lot 1305; thence, North 02 degrees 54 minutes 12 seconds East, 72.59 feet, to a 1/2 inch iron rod found, the northeast corner of Lot 1305, said point being the southeast corner of a common area as shown in Plat Book 9, Page 314; thence, South 87 degrees 52 minutes 20 seconds East, 84.73 feet, with the south line of said common area, to a 1/2 inch iron rod found in the west line of Lot 901, Rushmeade Commercial Subdivision, Section 9 (Plat Book 10, Page 75); thence, South 13 degrees 26 minutes 32 seconds West,
59.21 feet, with the west line of Lot 901, to a 1/2 inch iron rod found, the southwest corner of Lot 901; thence South 76 degrees 33 minutes 09 seconds East,
620.74 feet, with the south line of Lot 901, to a 1/2 inch iron rod found in the east line of Lot 3, the southeast corner of Lot 901; thence, South 13 degrees 26 minutes 51 seconds West, 110.48 feet, with the west line of Lot 3, to the Point of Beginning.

The above described property being Lot 1304, Section 13, Rushmeade Commercial Subdivision as recorded in Plat Book 10, Page 76, in the Register's Office of Madison County, Tennessee.

TOGETHER WITH easements appurtenant thereto contained in the Reciprocal Easement and Operation Agreement, dated February 28, 2003, and recorded on February 28, 2003 in Deed Book 637, Page 655, in the Register's Office of Madison County, Tennessee, as amended in that certain First Amendment To Reciprocal Easement And Operation Agreement dated March 4, 2004, recorded in Book D650, Page 464 in the Register's Office of Madison County, Tennessee, and contained in the Columns Declaration of Reciprocal Easements and Restrictions appearing of record in Trust Deed Book 1133, Page 848, in the Register's Office of Madison County, Tennessee.

AND TOGETHER WITH an appurtenant non-exclusive ingress/egress, utility and drainage easement created by Plat filed in Plat Book 7, at pages 188 and 188A, in the Register's Office of Madison County, Tennessee.

                                        2